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________________________________________________________________________________

                                  SCHEDULE 14C
                                 (RULE 14c-201)
                            ------------------------
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                            ------------------------
               INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

     [ ] Preliminary information statement   [ ] Confidential for use of the
                                                 Commission only (as permitted
                                                 by Rule 14c-5(d)(2)


     [x] Definitive information statement

                            ------------------------

                        ASIA MEDIA COMMUNICATIONS, LTD.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of filing fee (Check the appropriate box):

     [x] No Fee Required.

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     (5) Total fee paid:

         _______________________________________________________________________

     [ ] Fee paid previously with preliminary materials:

         _______________________________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         _______________________________________________________________________

     (2) Form, Schedules or Registration Statement No.:

         _______________________________________________________________________

     (3) Filing party:

         _______________________________________________________________________

     (4) Date filed:

         _______________________________________________________________________

________________________________________________________________________________


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                        ASIA MEDIA COMMUNICATIONS, LTD.
                           712 FIFTH AVENUE, 7TH FL.
                               NEW YORK, NY 10019

                             INFORMATION STATEMENT

                                    GENERAL

     On March 11, 1999, the Board of Directors of the Company adopted resolutions approving an amendment (the 'Amendment') to the Company's amended Articles of Incorporation and recommending that the Amendment be submitted to stockholders of the Company for their approval as required under the Nevada General Corporation Law ('NGCL'). The Amendment provides for a change in the Company's name to MyWeb Inc.com.


     As of the close of business on March 13, 1999, the record date for the determination of stockholders to whom this Information Statement is sent, the Company had outstanding 9,485,355 shares of common stock, par value $.01 per share (the 'Common Stock'), each share being entitled to one vote on each matter presented at a meeting or to give one consent in lieu of voting at a meeting. As permitted under Section 78.320 of the NGCL, by written consent dated March 16, 1999, shareholders of the Company representing more than 50.1% of the issued and outstanding shares of Common Stock approved the Amendment. The Amendment will become effective on the date of the filing thereof with the Secretary of State of Nevada (the 'Effective Date'), which filing is expected to take place on, or shortly after, April 28, 1999. A copy of the Amendment is attached hereto as Exhibit A.



     This Information Statement is being mailed to stockholders of the Company on or about April 7, 1999.


     All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information Statement is prepared and distributed by the Company.

           WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.




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
                     INTEREST OF CERTAIN PERSONS IN MATTERS
                                TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Amendment, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

                             PRINCIPAL STOCKHOLDERS

     So far is known to the Company, the following table sets forth the beneficial owner of 5% or more of the Common Stock as March 15, 1999. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 as amended, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

                                                                                    AMOUNT AND NATURE OF     PERCENT
NAME AND ADDRESS                                                  TITLE OF CLASS    BENEFICIAL OWNERSHIP     OF CLASS
---------------------------------------------------------------   --------------    --------------------    ----------
Dr. Ahman Mustaffa Babjee .....................................       Common              850,000              8.96%
Incubator 2, Unit G3, Technology Park                                                   Indirect(1)
Malaysia
Lebuhraya Puchong-Sungei Besi, Bukit Jalil
57000 Kuala Lumpur
Cheach Meng Fui ...............................................       Common              850,000              8.96%
Incubator 2, Unit G3, Technology Park                                                   Indirect(2)
Malaysia
Lebuhraya Puchong-Sungei Besi, Bukit Jalil
57000 Kuala Lumpur
Doris Poh Heem Huang ..........................................       Common              789,550              8.32%
612 Telok Blangah Road                                                                  Indirect(3)
#01-03 Fairways Condominium
Singapore 102096
Chew Gaik Sim .................................................       Common              850,000              8.96%
Incubator 2, Unit 63, Technology Park                                                   Indirect(4)
Malaysia
Lebuhraya Puchong-Sungei Besi, Bukit Jalil
57000 Kuala Lumpur
T.S. Wong .....................................................       Common             2,675,950            28.20%
Incubator 2, Unit G3, Technology Park                                                   Indirect(5)
Malaysia
Lebuhraya Puchong-Sungei Besi, Bukit Jalil
57000 Kuala Lumpur

------------

(1) Owned of record by Ambang Dinamik Sdn. Bhd.

(2) Owned of record by Jerisle Ltd.

(3) Owned of record by Free Earth Investments Ltd. Mrs. Huang is the wife of Victor Ng, a director of the Company, and Mr. Ng disclaims beneficial ownership of these shares.

(4) Owned of record by Neutron Enterprises Inc.


(5) Owned of record by Star Channel Systems Sdn. Bhd. of which Mr. Wong owns 82.3% of the outstanding stock.


                                       2


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
                           AMENDMENT TO THE COMPANY'S
                      AMENDED CERTIFICATE OF INCORPORATION
                           TO EFFECT A CHANGE IN NAME

     Upon filing of the Amendment the Company's name will be changed to MyWeb Inc.com. The purpose of this change is to reflect the acquisition by the Company on February 24, 1999, of 100% of the capital stock of TecnoChannel Sdn. Bhd., a Malaysian corporation that trades under the name 'MyWeb' and which constitutes the sole operating business of the Company. The voting and other rights that accompany the Common Stock will not be affected by the change in corporate name. SHAREHOLDERS MAY, BUT NEED NOT, EXCHANGE THEIR CERTIFICATES TO REFLECT THE CHANGE IN CORPORATE NAME.

                                          By Order of the Board of Directors

                                          EDWARD J. TOBIN
                                          Chairman of the Board

                                                                       EXHIBIT A

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                           (AFTER ISSUANCE OF STOCK)

                        ASIA MEDIA COMMUNICATIONS, LTD.

        We, the undersigned, Edward J. Tobin, Chairman, and Steven A. Saide, Assistant Secretary of Asia Media Communications, Ltd. do hereby certify:

        That the Board of Directors of said corporation by Unanimous Written Consent of the Board of Directors dated March 11, 1999, adopted resolutions to amend the original articles as follows:

        Article First is hereby amended to read as follows:

                    1. NAME. The name of the corporation is MyWeb Inc.com
               (hereinafter called the "Corporation").

        The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 9,485,355; that the said change and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.



                                            ________________________________
                                            Edward J. Tobin, Chairman



                                            ________________________________
                                            Steven A. Saide, Assistant Secretary

STATE OF                               )
                                       )   SS.
COUNTY OF                              )

        On _______________, 1999, personally appeared before me, a Notary Public, Edward J. Tobin who acknowledged that he executed the above instrument.




                                            ________________________________
                                            Signature of Notary

     (Notary Stamp or Seal)

STATE OF                               )
                                       )   SS.
COUNTY OF                              )


        On _______________, 1999, personally appeared before me, a Notary Public, Steven A. Saide who acknowledged that he executed the above instrument.



                                            ________________________________
                                            Signature of Notary

     (Notary Stamp or Seal)


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